Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Proteonomix, Inc. (the “Company”) on Form 10-Q for the period ended September 31, 2009 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Rene Arbic, CEO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Cohen

Michael Cohen

CEO

Dated: November 12, 2009

A signed original of this written statement required by Section 906 has been provided to Proteonomix, Inc. and will be retained by Proteonomix, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.